UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

ULTRAGENYX PHARMACEUTICAL INC.

(Exact name of registrant as specified in charter)

Delaware	001-36276	27-2546083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 483-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On August 14, 2019, Ultragenyx Pharmaceutical Inc. (the “Company”) posted a presentation (the “Presentation”) to its website at www.ultragenyx.com in the “Events and Presentations” subsection of the “Investors” tab.

The information set forth under Item 7.01 and in the Presentation shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

On August 14, 2019, the Company issued a press release announcing its partnership with GeneTx Biotherapeutics LLC (“GeneTx”) to develop GeneTx’s GTX-102, an antisense oligonucleotide for the treatment of Angelman syndrome (the “Press Release”).  A copy of the Press Release is filed as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 14, 2019.
104	The cover page from the Company’s Current Report on Form 8-K dated August 14, 2019 formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2019	Ultragenyx Pharmaceutical Inc.

	By:	/s/ Shalini Sharp
Shalini Sharp
Executive Vice President, Chief Financial Officer